Amplify Bloomberg AI Value Chain ETF
Schedule of Investments
June 30, 2025 (Unaudited)

COMMON STOCKS - 99.4%	Shares	Value
Communication Services - 2.0%
Alphabet, Inc. - Class A	2,973	$523,932

Consumer Discretionary - 3.5%
Alibaba Group Holding Ltd.	27,200	380,454
Amazon.com, Inc. (a)	2,531	555,276
		935,730

Industrials - 3.5%
Vertiv Holdings Co. - Class A	7,285	935,467

Information Technology - 90.4%(b)
Advanced Micro Devices, Inc. (a)	5,047	716,169
Advantest Corp.	11,100	818,793
Appian Corp. - Class A (a)	16,395	489,555
Apple, Inc.	2,298	471,481
Arista Networks, Inc. (a)	6,724	687,932
ASML Holding NV	698	555,188
Atlassian Corp. - Class A (a)	2,306	468,326
Broadcom, Inc.	2,959	815,648
Cadence Design System, Inc. (a)	1,859	572,851
Cambricon Technologies Corp. Ltd. - Class A (a)	4,941	414,767
Confluent, Inc. - Class A (a)	21,458	534,948
Datadog, Inc. - Class A (a)	4,922	661,172
Dell Technologies, Inc. - Class C	6,042	740,749
DigitalOcean Holdings, Inc. (a)	15,107	431,456
Gitlab, Inc. - Class A (a)	10,533	475,144
Hewlett Packard Enterprise Co.	33,840	692,028
Hon Hai Precision Industry Co. Ltd.	93,000	512,563
HP, Inc.	19,143	468,238
Intel Corp.	21,804	488,410
International Business Machines Corp.	1,903	560,966
Juniper Networks, Inc.	12,749	509,068
Lenovo Group Ltd.	342,000	410,400
Marvell Technology, Inc.	8,756	677,714
MediaTek, Inc.	10,000	427,906
Micron Technology, Inc.	6,688	824,296
Microsoft Corp.	1,203	598,384
MongoDB, Inc. (a)	2,803	588,602
Monolithic Power Systems, Inc.	907	663,362
NetApp, Inc.	5,687	605,950
NVIDIA Corp.	4,589	725,016
Oracle Corp.	3,374	737,658
Qualcomm, Inc.	3,396	540,847
Quanta Computer, Inc.	61,000	573,206
Samsung Electronics Co. Ltd.	11,219	497,107
SK Hynix, Inc.	3,468	750,338
Snowflake, Inc. - Class A (a)	3,316	742,021
Super Micro Computer, Inc. (a)	14,514	711,331
Synopsys, Inc. (a)	1,115	571,638
Taiwan Semiconductor Manufacturing Co. Ltd.	15,000	544,297
Western Digital Corporation	14,172	906,866
		24,182,391
TOTAL COMMON STOCKS (Cost $23,727,266)		26,577,520

SHORT-TERM INVESTMENTS - 0.4%		Value
Money Market Funds - 0.4%	Shares
Invesco Government & Agency Portfolio - Institutional Class, 4.26% (c)	118,586	118,586
TOTAL SHORT-TERM INVESTMENTS (Cost $118,586)		118,586

TOTAL INVESTMENTS - 99.8% (Cost $23,845,852)		26,696,106
Other Assets in Excess of Liabilities - 0.2%		40,641
TOTAL NET ASSETS - 100.0%		$26,736,747
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Amplify Bloomberg AI Value Chain ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	26,577,520	–	–	26,577,520
Money Market Funds	118,586	–	–	118,586
Total Investments	26,696,106	–	–	26,696,106

Refer to the Schedule of Investments for further disaggregation of investment categories.